Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Karuna Therapeutics, Inc. (the “Company”) for the quarterly period ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Steven Paul and Troy Ignelzi, Chief Executive Officer of the Company and Chief Financial Officer of the Company, respectively, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2019	/s/ Steven Paul, M.D.

Steven Paul, M.D.
Chief Executive Officer
(Principal Executive Officer)

Dated: November 7, 2019	/s/ Troy Ignelzi

Troy Ignelzi
Chief Financial Officer
(Principal Financial Officer)